EXHIBIT 32.1
                           SECTION 1350 CERTIFICATIONS


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of RCG Companies Incorporated (the "Company") on Form 10-Q for the period ended MARCH 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, MICHAEL
D. PRUITT, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: MAY 20, 2004

/s/MICHAEL D. PRUITT
---------------------------------
MICHAEL D. PRUITT
CHIEF EXECUTIVE OFFICER